Exhibit 10.03

Execution Copy

AMENDMENT AGREEMENT

dated as of September 5, 2008

among

EBAY INC.

as the Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent,

and

The Other Lenders Party Hereto

WELLS FARGO BANK, N.A.,
as Syndication Agent

BANC OF AMERICA SECURITIES LLC,
and

WELLS FARGO BANK, N.A.,
As Joint Lead Arrangers and Joint Book Managers

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (this “Amendment”) is entered into as of September 5, 2008 among EBAY INC., a Delaware corporation (the “Borrower”), the several financial institutions party hereto (each a “Lender” and, collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent.

The Borrower, the Lenders party thereto and the Administrative Agent entered into a Credit Agreement, dated as of November 7, 2006, as amended by the Amendment Agreement, dated as of August 2, 2007 (as in effect as of the date of this Amendment, the “Credit Agreement”).

The Borrower has requested that the Lenders agree to a certain amendment to the Credit Agreement, and the requisite Lenders have agreed to such request, subject to the terms and conditions of this Amendment.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1. Definitions; References; Interpretation.

(a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

(b) As used herein, “Amendment Documents” means this Amendment and the Credit Agreement (as amended by this Amendment).

(c) Each reference to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Credit Agreement, and each reference to “the Credit Agreement” and each other similar reference in the other Loan Documents, shall from and after the Effective Date (as defined in Section 2) refer to the Credit Agreement as amended hereby.

(d) The rules of interpretation set forth in Section 1.02of the Credit Agreement shall be applicable to this Amendment.

2. Amendment to Credit Agreement.  Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the “Effective Date”):

(a) Amendment to Article II of the Credit Agreement. Section 2.12(a)of the Credit Agreement is amended in its entirety to provide as follows:

“(a) Requests for Extension.  The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 60 Business Days and not later than 35 Business Days prior to each of the first, second, third, fourth or fifth anniversary of the Closing Date (each a “Relevant Anniversary Date”), request that each Lender extend such Lender’s Maturity Date for an additional year from the Maturity Date then in effect hereunder (the “Existing Maturity Date”).”

3. Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) No Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

(b) The execution, delivery and performance by the Borrower of the Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c) The Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, arrangement, moratorium and other similar laws affecting creditors’ rights generally and to the application of general principles of equity.

(d) All representations and warranties of the Borrower contained in the Credit Agreement that are qualified by materiality are true and correct and after giving effect thereto, and that are not qualified by materiality are true and correct in all material respects (except, in each case, to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 3(d) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(e) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

4. Conditions of Effectiveness.

(a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(1) The Administrative Agent shall have received from the Borrower and each of the requisite Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

(2) The Administrative Agent shall have received evidence of payment by the Borrower of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including any costs and expenses payable under Section 5(g) of this Amendment (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, to the extent invoiced on or prior to the Effective Date).

(3) The Administrative Agent shall have received from the Borrower, in form and substance satisfactory to the Administrative Agent and the Lenders, a copy of resolutions passed by the board of directors (or related committee thereof) of the Borrower, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of the Amendment Documents.

(4) The Administrative Agent shall have received all other documents it may reasonably request relating to any matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.

(5) The representations and warranties in Section 3 of this Amendment shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

(b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto.

(c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d) The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

5. Miscellaneous.

(a) The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

(c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Amendment Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(e) This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

(f) If any provision of this Amendment or the other Amendment Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Amendment Documents and Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) The Borrower agrees to pay or reimburse all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Amendment Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

(h) This Amendment shall constitute a Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EBAY INC.

By:	/s/ Jennifer Ceran
Name:     Jenny Ceran

Title:	Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Dora A. Brown
Name:     Dora A. Brown

Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald J. Drobny
Name:     Ronald J. Drobny

Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Peter B. Thauer
Name:     Peter B. Thauer

Title:	Executive Director

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Alicia Kachmarik
Name:     Alicia Kachmarik

Title:	Assistant Vice President

S-1

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Corporation), as a Lender

By:	/s/ Mark Walton
Name:     Mark Walton

Title:	Assistant Vice President

MORGAN STANLEY BANK, as a Lender

By:	/s/ Daniel Twenge
Name:     Daniel Twenge

Title:	Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David Wagstaff
Name:     David Wagstaff

Title:	Managing Director

CITIBANK N.A., as a Lender

By:	/s/ Christopher L. Snider
Name:     Christopher L. Snider

Title:	Vice President

S-2

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Karl Studer
Name:     Karl Studer

Title:	Director

By:	/s/ Gilberto Fontela
Name:     Gilberto Fontela

Title:	Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Oliver Schwarz
Name:     Oliver Schwarz

Title:	Director

By:	/s/ Stefan Freckmann
Name:     Stefan Freckmann

Title:	Vice President

LEHMAN BROTHERS COMMERCIAL BANK,
as a Lender

By:	/s/ Brian Halbeisen
Name:     Brian Halbeisen

Title:	VP Credit Officer

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Andrew Wynn
Name:     Andrew Wynn

Title:	Managing Director

S-3